EXHIBIT 99.1

Aspect Communications AeA Classic Conference November 2-4, 2003

PSLRA Safe Harbor Statement This presentation may contain statements relating to future market growth, industry trends, and Company goals and efforts relating to financial conditions, results of operations, product development, sales and marketing. These statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are made under its safe-harbor provisions. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Specific factors that may cause actual results to differ include: perceived industry trends not materializing for any reason, including due to changes in market demand for products and services offered by the Company and its competitors and/or market growth not occurring on time or at all due to weak economic conditions, failure of the Company to achieve its product development, sales and/or marketing goals, fluctuations in the Company's North American and International business levels and/or economic conditions, and the hiring and retention of key employees. The economic, political and other uncertainties existing in the United States and throughout other regions of the world add to these challenges. Additional risks that could cause actual results to differ materially from those projected are discussed in Aspect's Form 10-K for the year ended December 31, 2002, its Form 10-Q/A for the quarter ended March 31, 2003, and its Form 10-Q for the quarter ended June 30, 2003, all filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. Aspect undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. 2

Agenda Company Overview Financial Information Summary Appendix 3

To fundamentally change how companies manage their interactions with customers, suppliers, partners, and employees Aspect Vision 4

Aspect is the leading provider of mission-critical business communications solutions on open systems. Aspect is the only vendor that unifies workforce, information, and communications to enable enterprises worldwide to deliver the highest quality customer experience. Who is Aspect? 5

Aspect Company Profile Largest company dedicated exclusively to Contact Center Solutions 1,400 employees Offices worldwide Global partner network Founded in 1985 76% of Fortune 50 powered by Aspect Over 8,000 mission-critical customer deployments worldwide 10 of top 10 telecommunications companies 9 of top 10 airlines 9 of top 10 commercial banks 7 of top 10 insurance companies Our technology manages over 3 million worldwide customer service and sales representatives (CSRs) daily 6

Aspect's Record of Innovation and Seamless Integration 1985 1990 1995 2000 2005 Voice ACD Workforce Management Voice only: Inbound and outbound Multisite call centers Voice and data integration: Self-service IVR, e-mail, and Web Converged voice/data network: Voice, e-mail, Web, wireless, and IM applications Nearly two decades of continuous technology innovation 7

8

We Have a Broad Product Portfolio: Best of Suite

Aspect UNIPHI Architecture

Front Office Integration — CRM — Web Connex

Communications

ACD
- Aspect Call Center
- Scheduled Callback
- Remote Staff Center
- Telecall
- DataView
- TeleSet
- Winset / Winset VoIP
- Uniphi Connect
- Uniphi Contact Center
- Iphinity Call Center

IVR
- Customer Self-Service
- Speech Recognition
- Text to Speech
- Fax
- Host Access
- Uniphi Voice Portal

Workforce

Workforce Management
- eWorkforce Mang.
- eSchedule Planner
- eWFM SDK
- Notification Server
- RealTime Adherence
- Agent Productivity
- WFM Adapter
- Iphinity WFM

Information

Analysis and Reporting
- Customer DataMart
- eWFM Analytics
- Reporting
- Producer Director
- Crystal Decisions

Contact Center Integration

CTI
- Contact Server
- Enterprise Contact Server

eBusiness Architect
- ECS SDK

Business Communications Infrastructure Support

ACD: **Aspect, Avaya, Nortel, Siemens**

IP-PBX: **3Com, Cisco, Shoreline**

IM: **AOL, MS, Yahoo**

E-Mail: **eGain, MS, Kana**

PSTN — **Hybrid** — **IP**

ASPECT

Powering Global Leaders: Market Leading Installed Customer Base Automotive, Transportation Manufacturing All-Nippon Airways America West Bosch British Airways Continental Airlines Daimler Chrysler Delta Air Lines Deutsche Bahn Ford Motor Co. General Motors Lufthansa Northwest Airlines Paccar Volkswagen Banking & Finance American Express Bank One Corporation CIBC Citibank, N.A. Citigroup Inc. Countrywide Home Loans Credit Suisse First Boston Deutsche Bank FleetBoston Financial Corp. GE Capital HSBC Oxford Health Plans Pacificare Insurance AEGON N.V. Aetna Inc. AIG Allstate Corporation Prudential Assurance Corp. Prudential Financial Pharmaceuticals Abbott Labs Bayer AG Glaxo Smith Kline Johnson & Johnson Unilever Retail Amway Carrefour Eddie Bauer Safeway Saks Incorporated Sears Shop At Home Staples Target Corporation Williams-Sonoma J.P. Morgan Chase The Royal Bank of Scotland Wachovia Corporation Wells Fargo Biotech, Chemical, Technology 3COM BASF Canon Dow Chemical Hewlett-Packard IBM Intel Oracle Shell Xerox Broadcast,Entertainment China Central TV Earthlink USinternetworking Warner Bros. Communications Alcatel AOL Time Warner AT&T British Telecom Comcast Cox Communications Deutsche Telekom France Telecom Nippon Telegraph & Telephone Qwest Communications SBC Communications Verizon Government/Public Sector Internal Revenue Service National Institutes of Health Social Security Administration UK Inland Revenue US Air Force US Army US Department of Defense US Department of Labor US Department of Treasury US Navy US Postal Service Healthcare BCBS Discovery Health Health Net Humana Kaiser Permanente Merck-Medco Medihelp Stock Administration Mid Atlantic Medical Services 9

We Have Important Aspect Partners Consulting Partners Channel Partners Technology Partners VoiceNet Oy 10

Business Communication Infrastructure Support We Deliver Customer Value Contact Center Integration Communications Workforce Information Aspect Call Center Scheduled Callback Remote Staff Center Telecall DataView TeleSet Winset / Winset VoIP Uniphi Connect Uniphi Contact Center Customer Self-Service Speech Recognition Text to Speech Fax Host Access Uniphi Voice Portal Customer DataMart eWFM Analytics Reporting Producer Director Seagate Info PSTN Hybrid IP ACD: Aspect, Avaya, Nortel, Siemens Cisco, Shoreline, 3Com IP-PBX Application Framework eWorkforce Mang. eSchedule Planner eWFM SDK Notification Server RealTime Adherence Agent Productivity WFM Adapter Uniforce Contact Server Enterprise Contact Server eBusiness Architect ECS SDK AOL, MS, Yahoo, IM eGain, MS, Kana, E-mail Front Office Integration ACD IVR Workforce Management Analysis and Reporting CTI CRM Siemens ACD Aspect Customer Services and Partner Network Business Communications Solutions Updates & Customer Support Education Over 90 Product and Management Courses Global Training Facilities Online Course Curriculum Planner Onsite Training Customized Programs Class Pass Discount Packages Professional Services & Education Implementation Services ADW - Application Design Workshops PowerStart Services Optimize Services Custom Solution Integration Discovery Analysis Benefits Assessments Project & Program Management Global Support Centers Flexible Support Plans for Mission Critical and Business Day Operations Assigned Account Teams Online Knowledgebase and Technical Library Online Case Administration Products + Services Aspect Architecture Consulting & Installation 11

Proven Customer Results Using Aspect's Enterprise Contact Server with Scheduled Callback Application, Cox provided customers with an alternative to waiting on hold for an agent. Cox leveraged the application across a 23 contact center enterprise operation, with an estimated savings of $1 million per year. Call abandon rates decreased over 15%. A recent upgrade of its eWorkforce Management gives American Express the ability to centralize workforce management for its three contact centers, empower agents with eSchedule Planner and use real-time statistics to improve productivity, increasing occupancy 5% with Real-Time Adherence. An ROI is expected within the first year. The commercial pressures of the airline market led British Airways to implement our speech-enabled Customer Self-Service Application, to provide flight information for 2.7 million U.K. calls. Callers using the application rose from 52% to 90%, driving down the cost of a sale. The company achieved a 6 month ROI. 12

Uniphi Your Enterprise with Aspect Communications Workforce Information 13

Financial Information 14

Revenue Overview 15 89.4 92.6 111.8 104.5 98.1 96.5 84.4 96.9

Gross Margin Overview Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm. 16 (Excluding the write off of intangible assets)

Operating Expenses Overview 17 (Excluding restructuring charges and the write off of intangible assets) Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm.

Operating Income Overview 18 (Excluding restructuring charges and the write off of intangible assets) Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm.

Cash Trends Overview 19 On August 12, 2003 the Company paid $122.8M in cash to repurchase 99% of its outstanding debentures.

EBITDA Overview 20 Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm.

Key Trends - Q3 2003 vs. Q3 2002 57.3% 50.8% Gross Margin $14.0M $0.2M Op. Income (Excluding restructuring charges and the write off of intangible assets) Information is presented in accordance with Regulation G. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm. 21

We have "Right Sized" Our Business Model Revenue Gross Margin Operating Expenses Operating Profit Q3'03 100% 57% 42% 15% Goal 100% 61% 41% 20% 22

Summary 23

Aspect is Focused on Growing Shareholder Value We are the leading provider of mission-critical business communications on open systems We have a full suite of contact center applications We have a significant installed base of world class customers We have created a leveraged business model that is poised for economic growth 24

Appendix 25

Consolidated Statements of Operations (in thousands) 26 (1) Pursuant to GAAP, the Company is required to present earnings per share "as if" all earnings were distributed to Common and Preferred Shareholders. Under this "two class" method, earnings are allocated to Common and Preferred Shareholders in proportion to their respective ownership interests. This calculation for the three months ended September 30, 2003 would allocate approximately 71% of the current earnings to Common Shareholders and yield $0.11 earnings per share per Common Shareholder, as shown above. This calculation for the nine months ended September 30, 2003 would allocate approximately 72% of the current earnings to Common Shareholders and yield $0.19 earnings per share per Common Shareholder, as shown above. However, the Company has not in the past, and does not currently intend to, declare a distribution of earnings. Absent this "as if" apportionment, earnings per share would be $0.13 for the three months ended September 30, 2003 and $0.26 for the nine months ended September 30, 2003.

Consolidated Balance Sheets 27 (in thousands)

Consolidated Statements of Cash Flows 28 (in thousands)

Regulation G Reconciliation of GAAP to non-GAAP Financial Measures (as shown on Slides 16, 17, 18 and 21) Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm. (in millions, except percentages) 29

Regulation G Reconciliation of GAAP to non-GAAP Financial Measures (as shown on Slide 20) Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm. (in millions) 30

Executive Management Team Name Position Background Gary E. Barnett President and Chief Executive Officer (Interim) Prospect, Octel Gary A. Wetsel Executive Vice President, Finance, Chief Financial Officer and Chief Administrative Officer Zhone, Octel, Borland Jim Flatley President of Worldwide Sales and Services Plumtree Software, Network General/Network Associates, IBM Paul J. Farrell Chief Customer Strategy Officer AOL, Union Carbide David B. Puglia Senior Vice President, Global Marketing Oracle, Synopsys, Taligent Lloyd Linnell Senior Vice President of Worldwide Customer Services Stream International, Bell Labs 31